EXH 10.2

                              TRANSMONTAIGNE INC.
                     TRANSMONTAIGNE PRODUCT SERVICES INC.
                  TRANSMONTAIGNE TRANSPORTATION SERVICES INC.
                         TRANSMONTAIGNE PIPELINE INC.
                        TRANSMONTAIGNE TERMINALING INC.
                             BEAR PAW ENERGY INC.
                              900 Republic Plaza
                            370 Seventeenth Street
                            Denver, Colorado  80202



                              AMENDMENT NO. 1 OF
                     AMENDED AND RESTATED CREDIT AGREEMENT


                                             As of June 30, 1998


BANKBOSTON, N.A.,                            NATIONSBANK OF TEXAS, N.A.
 for Itself and as Agent                     901 Main Street
100 Federal Street                           Dallas, Texas 75202
Boston, Massachusetts 02110
                                             BANQUE PARIBAS
THE BANK OF MONTREAL                         787 Seventh Avenue
Houston Agency                               New York, New York 10019
700 Louisiana Street
Houston, Texas  77002                        ING (U.S.) CAPITAL CORPORATION
                                             135 East 57/th/ Street
CIBC INC.                                    New York, New York 10022
909 Fannin Street
Houston, Texas  77010

U.S. BANK NATIONAL ASSOCIATION
950 Seventeenth Street
Denver, Colorado  80202


Ladies and Gentlemen:

     Each of TransMontaigne Inc., a Delaware corporation formerly known as TransMontaigne Oil Company (the "Company"), and TransMontaigne Product Services Inc., TransMontaigne Transportation Services Inc., TransMontaigne Pipeline Inc. and TransMontaigne Terminaling Inc., each an Arkansas corporation, and Bear Paw Energy Inc., a Colorado corporation, hereby agrees with you as follows:

1.  Reference to Credit Agreement and Definitions.  Reference is made to the
    ---------------------------------------------
Amended and

Restated Credit Agreement dated as of March 31, 1998 (the "Credit Agreement"), among the Company, the other Obligors, BankBoston, N.A., for itself and as Agent, and the other Lenders party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings given to them in the Credit Agreement.

2.  Request for Amendment.  The Company has advised you that TransMontaigne
    ---------------------
Pipeline Inc. intends to make an investment in West Shore Pipe Line Company, a Delaware corporation ("West Shore"), by purchasing 15.38% of the capital stock of West Shore for an aggregate purchase price of $29,219,300 (the "West Shore Investment") and also that the Company intends to change the fiscal year of the Company and its Subsidiaries from the year ending April 30 to the year ending June 30. The Company requests that you amend the Credit Agreement to permit the West Shore Investment and to provide for such change of fiscal year.

3.  Amendments.  On the basis of the representations and warranties of the
    ----------
Company set forth herein and subject to the satisfaction of the conditions set forth herein, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

     3.1.  Amendment of Section 6.4.  The second sentence of Section 6.4 of the
           ------------------------
Credit Agreement is amended to read in its entirety as follows:

            From and after June 29, 1998, the fiscal year of the Company and its Subsidiaries shall end on June 30 in each year and the fiscal quarters of the Company and its Subsidiaries shall end on September 30, December 31, March 31 and June 30 in each year.

     3.2.   Amendment of Section 6.5.  Section 6.5.2 of the Credit Agreement is
            ------------------------
amended to read in its entirety as follows:

            6.5.2.  Leverage Ratio.  The Leverage Ratio of the Company and its
                    --------------
     Subsidiaries shall at no time during each period specified below equal or exceed the percentage set forth below next to such period:

                          Period                       Percentage
                          ------                       ----------

                To and including June 29, 2001            65%

                From and including June 30, 2001          60%
                 to and including June 29, 2002

                June 30, 2002 and thereafter              55%

     3.3.   Amendment of Section 6.6.  Section 6.6.16 of the Credit Agreement is
            ------------------------
amended
by substituting for the word "April" each time it appears the word "June".

          3.4.  Amendment of Section 6.9.  Section 6.9 of the Credit Agreement
                ------------------------
is amended by renumbering Section 6.9.7 to become Section 6.9.8 and by inserting a new Section 6.9.7 reading in its entirety as follows:

                 6.9.7. The Investment of TransMontaigne Pipe Line Inc. in 15.38% of the capital stock of West Shore Pipe Line Company, a Delaware corporation, for a purchase price not to exceed $29,500,000.

          3.5.  Amendment of Exhibit 6.4.1.  Exhibit 6.4.1 to the Credit
                --------------------------
Agreement is amended by amending the heading of Paragraph 8 thereof to refer to
Section 6.9.8.

4.   Representations and Warranties.  In order to induce you to enter into this
     ------------------------------
Amendment, each of the Obligors hereby represents and warrants that each of the representations and warranties contained in Section 7 of the Credit Agreement is true and correct on the date hereof.

5.   Conditions to Effectiveness of Amendments.  Acceptance of the foregoing
     -----------------------------------------
amendments by the Required Lenders shall be subject, without limitation, to the following conditions:
I.

          (a) No Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

          (b) The provisions of paragraphs 5A, 6A(2), 6C(2) and 6C(4) of the Master Shelf Agreement shall have been amended or waived to the same effects as the amendments of the Credit Agreement set forth herein. The Required Lenders hereby consent to such amendments or waivers under the Master Shelf Agreement.

          (c) Prudential and other requisite holders, if any, of the Indebtedness issued under the Master Shelf Agreement shall have consent to the amendments of the Credit Agreement set forth herein.

          (d) Prior to the closing of the West Shore Investment, the Company shall have provided to the Lenders the certificate of a Financial Officer required by the last paragraph of Section 6.9 of the Credit Agreement.

6.   Miscellaneous.  This Amendment may be executed in any number of
     -------------
counterparts, which together shall constitute one instrument, shall be a Credit Document, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation.

     If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned. This letter shall become a binding agreement among each of the Obligors, the Agent and the Lenders when both the Company and the Agent shall have one or more copies hereof executed by each of the Obligors, the Agent and the Required Lenders.

                                          Very truly yours,


                                          TRANSMONTAIGNE INC.
                                          (f/k/a TransMontaigne Oil Company)


                                          By: /s/ Harold R. Logan, Jr.
                                              --------------------------------
                                              Executive Vice President/Finance

                                          TRANSMONTAIGNE PRODUCT
                                            SERVICES INC.
                                          TRANSMONTAIGNE TRANSPORTATION
                                            SERVICES INC.
                                          TRANSMONTAIGNE PIPELINE INC.
                                          TRANSMONTAIGNE TERMINALING INC.


                                          By: /s/ Richard E. Gathright
                                              --------------------------------
                                            As C.E.O. of each of the foregoing
                                              corporations


                                          BEAR PAW ENERGY INC.

                                          By: /s/ Richard E. Gathright
                                              --------------------------------
                                            Title:  Chief Executive Officer


The foregoing Amendment
is hereby agreed to.

BANKBOSTON, N.A.,
 for Itself and as Agent

By:  /s/ Terrence Ronan
    --------------------------------
   Authorized Officer - Director

THE BANK OF MONTREAL


By     /s/ Mary Lee Latta
  --------------------------------
  Authorized Officer


CIBC INC.


By     /s/ William J. Maron
  --------------------------------
  Authorized Officer


U.S. BANK NATIONAL ASSOCIATION
(f/k/a Colorado National Bank)


By     /s/ Monte E. Deckerd
  --------------------------------
  Authorized Officer - Vice President


NATIONSBANK OF TEXAS, N.A.


By     /s/ David C. Rubenking
  --------------------------------
  Authorized Officer


BANQUE PARIBAS


By     /s/ Zali Win
  --------------------------------
  Authorized Officer - Vice President


By     /s/ Amy Kirschner
  --------------------------------
  Authorized Officer


ING (U.S.) CAPITAL CORPORATION


By     /s/ Frank P. Ferrara
  --------------------------------
  Authorized Officer